UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2011

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court

Greenville, South Carolina 29615

(Address of principal executive offices) (zip code)

(864) 288-2432

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

ScanSource, Inc. (the “Company”) held its annual meeting of the shareholders on December 1, 2011 (the “Annual Meeting”). The Company received proxies totaling 95.53% of its issued and outstanding shares of common stock, representing 26,183,184 shares of common stock, as of the record date. At the Annual Meeting, the shareholders voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 18, 2011, and the results of the voting are presented below.

Election of Directors

The Company’s shareholders approved the slate of directors consisting of six members to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael L. Baur	20,853,537	3,788,715	1,540,932
Steven R. Fischer	22,889,973	1,752,279	1,540,932
Michael J. Grainger	23,147,192	1,495,060	1,540,932
Steven H. Owings	20,825,586	3,816,666	1,540,932
John P. Reilly	23,139,827	1,502,425	1,540,932
Charles R. Whitchurch	23,146,822	1,495,430	1,540,932

Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
23,057,784	1,568,857	15,611	1,540,932

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

The shareholders recommended, on an advisory basis, that the advisory vote on the compensation of the Company’s named executive officers should be held on an annual basis, based on the following final voting results:

1 Year	2 Years	3 Years	Abstain
13,554,308	99,605	10,975,993	12,346

After considering the preferences of the Company’s shareholders the Board has agreed to include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (which is to occur no later than the Company’s 2017 Annual Meeting of Shareholders).

Ratification of Independent Auditor

The Company’s shareholders approved the ratification of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending June 30, 2012, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
25,686,752	492,752	3,680	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

	By:	/s/ Michael L. Baur
December 1, 2011	Name:	Michael L. Baur
	Its:	Chief Executive Officer

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